The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, effective March 31, 2017 is incorporated by reference to exhibit (n)(1) of post-effective amendment No. 132 to
Registration Statement filed on Form Type
485BPOS on March 30, 2017 (Accession
No. 0001193125-17-104457).

Exhibit 77(Q)(1)(i)